UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2015

THE MOVIE STUDIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30800	65-0494581
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

THE MOVIE STUDIO, INC. 2040 Sherman Street Hollywood, Florida	33020
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (954) 332-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Movie Studio is referred to herein as “we”, “our” or “us”.

Item 4.01 - Changes in RegistrantUs Certifying Accountant.

Dismissal of Terry Johnson was our Principal Accountant

Terry Johnson was previously engaged as our principal accountant to audit our financial statements for our fiscal year ended October 31, 2014 and October 31, 2013 and completed the audits for those years. We discontinued Terry Johnson's auditor services in April 2015 after Terry Johnson informed our Chief Executive Officer that he was resigning as our principal accountant for our fiscal year ended October 31, 2015 due to an anticipated SEC action against him. Our Board of Directors never approved Terry Johnson declining to be our principal accountant for our fiscal year ended October 31, 2015; however, at the time management believed that such Terry Johnson's notice to our Chief Executive Officer was sufficient in of itself. The audit report of Terry Johnson on our financial statements for the years ended October 31, 2014 and October 31, 2013 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report contained a going concern opinion reporting conditions that cast doubt about our ability to continue as a going concern, specifically that our accumulated deficit as of October 31, 2013 and October 31, 2014 was $9,466,350 and $9,360,017, respectively, and that for both fiscal years we had no cash for payment of operating expenses, no source of revenue, and we required additional financing in order to finance our business activities on an ongoing basis. During the fiscal years ended October 31, 2014 and October 31, 2013 and any interim period up to the resignation/discontinuation of Terry Johnson's auditor services in April 2015, there were no: (i) disagreements with Terry Johnson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Terry Johnson's satisfaction, would have caused Terry Johnson to make reference to the subject matter thereof in its reports for our fiscal years ended October 31, 2014 and October 31, 2013.

After Terry Johnson declined to stand for reelection as our Principal Accountant for our fiscal year ended October 31, 2015, the SEC suspended Terry Johnson from further practice as an accountant on behalf of any publicly traded company or other entity regulated by the SEC. We provided Terry Johnson with a copy of the disclosures we are making in this Current Report on Form 8-K and requested from Terry Johnson a letter addressed to the SEC indicating whether he agrees with such disclosures. A copy of Terry Johnson's letter dated October 8, 2015 is attached as Exhibit 16.1. We are currently seeking a PCOAB auditor to re-audit our financial statements for the years ended October 31, 2013 and October 31, 2014.

Item 9.01 - Financial Statements and Exhibits.

Exhibit	Description

16.1	Letter from Terry Johnson, CPA

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOVIE STUDIO, INC.

Date: October 9, 2015	By:	/s/ Gordon Scott Venters
Gordon Scott Venters
President